FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          Current Report

              Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)October 28,1998(October 23, 1998)

                         ESPEY MFG. & ELECTRONICS CORP.
            (Exact name of registrant as specified in its charter)


New York                    I-4383                      14-1387171
(State or other		           (Commission			              (IRS
Employer
jurisdiction of              File Number)                Identification No.)
incorporation)

233 Ballston Avenue,    Saratoga Springs,    New York           12866
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code    518-584-4100

                        Not Applicable
      (Former name or former address, if changed since last report)


Item 4 - Changes in Certifying Accountant


At its board meeting held on October 23,1998, the Board of Directors of the Company, upon the recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 1999. Also at that meeting, upon the recommendation of the Audit Committee, on October 23,1998, the Board notified KPMG Peat Marwick LLP ("KPMG"), the Company's independent auditors for the fiscal year ended June 30, 1998, that the Company would not engage them as independent auditors for the fiscal year ended June 30, 1999 and that they were being dismissed as of October 23, 1998.

During the Company's two most recent fiscal year and the subsequent interim period preceding such dismissal, there were no disagreements with KPMG regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

KPMG's report on the financial statements for the past two years did not contain any adverse opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has requested that KPMG furnish it with a letter addressed to the United States Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. The former auditor's letter was not available in time to be filed as an exhibit to this current report. When received by the company, the former auditor's letter will be filed as an amendment to this current report on Form 8-K.


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						                                   /s/
                                  							Howard Pinsley, President


                                         /s/

                                  							Herbert Potoker, Treasurer


  October 29, 1998
      Date






Item 7 - Financial Statements and Exhibits.

(1) Exhibits:

Letter dated October 30, 1998, from KPMG Peat Marwick LLP to the Securities and Exchange Commission.



                                        Exhibit I

[LETTERHEAD OF KPMG PEAT MARWICK LLP]


October 30, 1998



Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:


We were previously principal accountants for Espey Mfg. & Electronics Corp. and, under the date of August 26, 1998,we reported on the financial statements of Espey Mfg. & Electronics Corp. as of June 30, 1998 and 1997 and for the years ended June 30, 1998, 1997, and 1996. On October 23, 1998, our appointment as principal accountants was terminated. We have read Espey Mfg. & Electronics Corp.'s statements included under Item 4 of its Form 8-K dated October 29, 1998, and we agree with such statements, except that we are not in a position to agree or disagree with Espey Mfg. & Electronics Corp.'s statement that the change was recommended by the audit committee and approved by the board of directors.

Very truly yours,

/s/ KPMG Peat Marwick LLP